UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 09, 2009

Reflex, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147685	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1404 E Joppa Road Towson, MD 21286
(Address of Principal Executive Office) (Zip Code)

Phone: 410-296-2467
Facsimile: 410-296-2467
(Registrant’s telephone and Facsimile number, including area code)

JL.P Banka No. 9, Aren Jaya Bekasi, Timur Jawa Barat Jakarta, Indonesia
(Former name or former address, if changed since last report)

Copies of Communications to: Bernard & Yam, LLP Attn: Bin Zhou, Esq. 401 Broadway Suite 1708 New York, NY 10013 Phone: 212-219-7783 Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 09, 2009, Budi Setyawan and Herdiansyah Milana (“Sellers”), the majority shareholders of Reflex Inc ( the “Company”) executed and consummated an Affiliate Stock Purchase Agreement under which Sellers sold all the 1,200,000 shares of common stock they owned in the Company, representing approximately 55.8% of the total issued and outstanding shares of common stock of the Company, to a group of individual purchasers Nai Sung Chou, Yidian Dong, Di Zhang, De Hong Chou, and Zemin Su (the “Purchasers”), for a total price of $ 180,000.00.

Item 3.02 Unregistered Sale of Securities

As described in the Item 1.01, on December 09, 2009, Sellers Budi Setyawan and Herdiansyah Milana sold 1,200,000 shares of common stock of the Company to Purchasers Nai Sung Chou, Yidian Dong, Di Zhang, De Hong Chou, and Zemin Su under an Affiliate Stock Purchase Agreement.

The shares of common stock that Purchasers acquired in the said stock purchase transaction are “restricted shares” which have not been registered with SEC and the resale of which must be made in accordance with Rule 144, the registration requirements of the Securities Act of 1933 or an available exemption.

Item 5.01 Changes in Control of Registrant

As described in the Item 1.01, on December 09, 2009, Sellers Budi Setyawan and Herdiansyah Milana sold 1,200,000 shares of common stock of the Company to Purchasers Nai Sung Chou, Yidian Dong, Di Zhang, De Hong Chou, and Zemin Su under an Affiliate Stock Purchase Agreement. As the result, Purchasers Nai Sung Chou, Yidian Dong, Di Zhang, De Hong Chou, and Zemin Su acquired approximately 55.8% of the total issued and outstanding shares of common stock of the Company and obtained the control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 09, 2009, in connection with the stock purchase transaction described in Item 1.01, Budi Setyawan and Herdiansyah Milana resigned from all the positions they held in the Board of Directors and the executive office of the Company.

Nai Sung Chou, Yidian Dong, David Chung, Di Zhang, De Hong Chou, Zemin Su, Tonghuai Wang were elected as the members of the Board Director of the Company.

Nai Sung Chou was appointed as the President of the Board of Directors and the Chief Executive Officer of the Company.

Di Zhang was appointed as the Secretary of the Board of Directors.

Yidian Dong was appointed as the Treasurer of the Board of Directors and the Chief Financial Officer of the Company.

Nai Sung Chou earned his Bachelor’s degree in Mechanical Engineering from Nan Shan Institute of Industrial Technology, Taiwan, in 1954. He earned his Master’s degree in Business Administration from Soochow University, Taiwan in 1957. From 1958 to 1984, he was the president of Industrial Textile Mill, Yuan Shan Aquarium Restaurant, Rong Pin Restaurant, Yi Pin Import Export Trading Co Ltd, Rui Xiang Jewelry Co Ltd and Rong Tai Restaurant, respectively. From 1985 to 1988, he was the board director, chairman and operating officer of Hong Yuan Financial Group Ltd, Taiepei Tourism Association, Miss China Beauty Pageant, and the International Miss Wonder Beauty Pageant, respectively. From 1991 to 1994, he was the president, CEO and chairman of Milan Fashion & Clothing Co, Ltd, Dalian International Fashion Festival and Guoda Jewelry Co Ltd, respectively.

Yidian Dong earned his Bachelor’s degree in Chinese Literature from Fuzhou Normal University, China, in 1979. He was the president of Three River Groups Co from 1984 to 1987. From 1987 to 2003, he developed his career in food service industry and became the owner and operating officer of Great Wall Restaurant, Good Taste Cake Manufacture and Wholesole Co., Great Fortune Buffet Restaurant and Jade Garden Buffet Restaurant, respectively. Since 2005, he has been engaged in business in commercial real estate development in New York.

Di Zhang earned her Bachelor’s degree in Accounting from Beijing Normal University, China, in 1994. She earned her Master’s degree in Business Administration from University of Baltimore in 2001. She was the accountan of Calberson Transportation LLC from 1994 to 1998. She was the accountant of Halliberton Beijing Branch from 1998 to 2000. She was the manager of Herbal Healthcare LLC from 2001 to 2005. Currently she is the accountant of Aquarius Energy LLC.

David Chung earned his Bachelor’s degree in Physics from National Taiwan University in 1958. He earned his Master’s and PhD’ degrees in Physics from University of British Columbia in 1962 and 1966, respectively. From 1966 to 1967, he was a research physicist at National Bureau of Standards in Washington, D.C. From 1967 to 2006, he was an Assistant Professor, Associate Professor and Professor at Howard University, respectively. David Chung’s research areas include solid state physics, low temperature physics, fiber optics, acoustics, fluid dynamics, magnetic fluids, the use of permanenet magnetes, condense matter nuclear science, electrochemmistry, hydrogen gas generations, and new energy research, etc.

Zemin Su earned his Bachelor’s degree in Chemistry from Nankai University, China in 2001. He earned his Master’s degree in Chemistry from Pennsylvania State University in 2005. In 2008, he formed D & S Evergreen Corporation and has been the sole owner to present.

De Hong Chou earned his academic degrees Business Administration Department and International Trade and Education Promotion Department, Taiwan Cultural University. He was the manager, deputy general manager, general manager and board director of Taiwan Carnews Advertising Company, CONOCO Oil Company Taiwan Branch, Taiwan Exclusive News Co, Ltd, Taiwan Standard Energy Tech Co Ltd, Tianyuan Tech Co Ltd, and Natural Power Energy Co Ltd, respectively. He is currently the general manager of China Dalian Aquarius Energy Co Ltd. De Hong Chou is the son of Nai Sung Chou, our President and Chief Executive Officer.

Tonghuai Wang graduated from the People’s Liberation Army Air Force Shanghai Political Academy, China, in 1983. From 1972 to 2000, he served in the Air Force of the People’s Liberation Army of China. In 2003, he became director of a Chinese local television station. In 2004, he became the Deputy General Manager of China Dalian Huaxi Co Ltd. From 2006 to present, he is the Deputy General Manager of China Dalian Aquarius Energy Co Ltd.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 10.1	Affiliate Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reflex Inc

Date: December 11, 2009	By:	/s/ Nai Sung Chou
Nai Sung Chou Director, President, Chief Executive Officer